September 30, 2019

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	The Advisors’ Inner Circle Fund (File Nos. 033-42484 and 811-06400) XBRL Filing

Ladies and Gentlemen:

On behalf of our client, The Advisors’ Inner Circle Fund (the “Trust”), we are filing a supplement to the Prospectuses and the Statement of Additional Information for the Westwood Flexible Income Fund, a series of the Trust, regarding a portfolio manager change and update to the fund fee table. Attached is the XBRL Filing for this change, which accompanies the previous filings pursuant to Rule 497(e) and (k) under the Securities Act of 1933, as amended, which were filed on September 27, 2019.

If you have any questions regarding the filing, please contact the undersigned at 610.676.7451.

Very truly yours,

/s/ Matthew M. Maher

Matthew M. Maher